UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2017

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54673	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On March 20, 2017, C. Preston Butcher notified the board of directors of KBS Legacy Partners Apartment REIT, Inc. (the “Company”) of his decision to resign as a member of the Company’s board of directors (the “Board”) and as Chairman of the Board effective immediately. The decision of Mr. Butcher to resign as Chairman of the Board with the Company and as a member of the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
On March 22, 2017, W. Dean Henry, 71, was elected by the Board to serve as a member of the Board and appointed as Chairman of the Board, each effective as of March 22, 2017.  Mr. Henry currently serves as the Company’s Chief Executive Officer, a position he has held since August 2012.  He served as one of the Company’s Executive Vice Presidents from August 2009 through August 2012. He is also the Chief Executive Officer of Legacy Partners, Inc., formerly known as Legacy Partners Residential, Inc. (“LPI”), a position he has held since August 2012. Mr. Henry served as President only of LPI from 2001 through August 2012, when he was appointed Chief Executive Officer. Commencing as of January 1, 2013, Mr. Henry indirectly through a trust owns and controls 30% of LPI and 30% of Legacy Partners Residential Realty LLC (“LPRR”), a limited liability company formed in the State of Delaware on July 10, 2009 to be the co-manager of KBS-Legacy Apartment Community REIT Venture, LLC, the Company’s sub-advisor (the “Sub-Advisor”). The Sub-Advisor is a joint venture among KBS Capital Advisors LLC, the Company’s external advisor, and LPRR. Mr. Henry also is one of the Company’s sponsors.
The Company, through indirect wholly owned subsidiaries that own the Company’s properties, has entered into property management agreements with LPI, pursuant to which LPI provides, among other services, general property management services, including bookkeeping and accounting services, construction management services and budgeting and business plans for the Company’s properties. The compensation the Company pays to LPI for these services varies depending on the agreement. For more information, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on March 10, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Date:	March 22, 2017	By:	/s/ JEFFREY K. WALDVOGEL
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary
(principal financial officer)

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